AMENDMENT NO. 25 TO APPENDIX I TO THE
              SHAREHOLDERS' SERVICING AND TRANSFER AGENT AGREEMENT
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

Funds                                                                                                    Custodian

Liberty Funds Trust I                  Liberty High Yield Securities Fund                           State Street Bank &
                                                                                                    Trust Company (SSB)
                                       Liberty Income Fund                                                 SSB
                                       Liberty Strategic Income Fund                                       SSB
                                       Liberty Tax-Managed Growth Fund                                     SSB
                                       Liberty Tax-Managed Value Fund                                      SSB
                                       Liberty Tax-Managed Growth Fund II                                  SSB
                                       Liberty Tax-Managed Aggressive Growth Fund                          SSB

Liberty Funds Trust II                 Liberty Money Market Fund                                           SSB
                                       Liberty Intermediate Government Fund                                SSB
                                       Liberty Newport Japan Opportunities Fund                            SSB
                                       Liberty Newport Greater China Fund                                  SSB

Liberty Funds Trust III                Liberty Select Value Fund                                           SSB
                                       The Liberty Fund                                                    SSB
                                       Liberty Federal Securities Fund                                     SSB
                                       Liberty Newport Global Equity Fund                                  SSB
                                       Liberty Newport International Equity Fund                           SSB
                                       Liberty Contrarian Small-Cap Fund                                   SSB
                                       Liberty Contrarian Equity Fund                                      SSB
                                       Liberty Contrarian Income Fund                                      SSB
                                       Liberty Contrarian Fund                                             SSB

Liberty Funds Trust IV                 Liberty Tax-Exempt Fund                                             SSB
                                       Liberty Tax-Exempt Insured Fund                                     SSB
                                       Liberty Municipal Money Market Fund                                 SSB
                                       Liberty High Yield Municipal Fund                                   SSB
                                       Liberty Utilities Fund                                              SSB

Liberty Funds Trust V                  Liberty Massachusetts Tax-Exempt Fund                               SSB
                                       Liberty New York Tax-Exempt Fund                                    SSB
                                       Liberty Ohio Tax-Exempt Fund                                        SSB
                                       Liberty California Tax-Exempt Fund                                  SSB
                                       Liberty Connecticut Tax-Exempt Fund                                 SSB
                                       Liberty Global Young Investor Fund                                  SSB

Liberty Funds Trust VI                 Liberty Growth & Income Fund                                        SSB
                                       Liberty Small-Cap Value Fund                                        SSB
                                       Liberty Newport Asia Pacific Fund                                   SSB

Liberty Funds Trust VII                Liberty Newport Tiger Fund                                          SSB
                                       Liberty Newport Europe Fund                                         SSB


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

Funds                                                                                                      Custodian

Liberty Floating Rate Advantage Fund                                                                       SSB


Effective Date: January 17, 2002


By:
           /s/William J. Ballou
           William J. Ballou, Secretary for Each Fund


COLONIAL MANAGEMENT ASSOCIATES, INC.



By: /s/William J. Ballou
    William J. Ballou, Senior Vice President


   LIBERTY FUNDS SERVICES, INC.

By: /s/William J. Ballou
    William J. Ballou, Assistant Clerk